Exhibit 24.1

Power of Attorney
       Know all by these presents, that the undersigned hereby constitutes
	   and appoints each of Margaret Stapleton, Timothy Wright and Brianna
	   Kadera, or any of them acting singly, and with full power of
	   substitution, the undersigned's true and lawful attorney-in-fact to:
(1) prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC")
 a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic  filings  with  the  SEC  of  reports  required by  Section  16(a)  of  the Securities Exchange Act of 1934 or any rule or regulation of the SEC;
(2) 	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or  director  of Century Casinos, Inc.
(the "Company"),  Forms 3, 4, and 5  in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(3) 	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3,
4, or  5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any securities exchange or similar authority;
 and
(4)  	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the  undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
       The undersigned hereby grants to each such attorney-in-fact full power
	   and authority to do and perform any and every act and thing whatsoever
	   requisite, necessary, or proper to be done in the exercise of any of
	   the rights and powers herein granted, as fully to all intents and
	   purposes as the undersigned might or could do if personally present,
	   with full power of substitution or revocation, hereby ratifying and
	   confirming all that such attorney-in-fact,  or such attorney-in-fact's
	   substitute or substitutes, shall lawfully do or cause to be done by
	   virtue of this power of attorney and the rights and powers herein
	   granted.  The undersigned acknowledges that the foregoing
	   attorneys-in-fact, in serving in such capacity at the request of the
	   undersigned, are not assuming, nor is the Company assuming, any of
	   the undersigned's responsibilities to comply with Section 16 of the
	   Securities Exchange Act of 1934.
       This Power of Attorney shall remain in full force and effect until
	   the undersigned is no longer required to file Forms 3, 4, and 5 with
	   respect to the undersigned's  holdings of and transactions in securities
	   issued by the Company, unless earlier revoked by the undersigned in a
	   signed writing delivered to the foregoing attorneys-in-fact.
       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney
	   to be executed as of this 8th day of March, 2017.

/s/ Nikolaus Strohriegel
Signature